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                   SUNSTAR HEALTHCARE, INC. AND SUBSIDIARIES


                                                                   Exhibit 10.12


                                    WARRANT
                          TO PURCHASE 422,021 SHARES


          THIS WARRANT (this "Warrant") is made and entered into as of April 22, 1999, between SUNSTAR HEALTHCARE, INC., a Delaware corporation (the "Company") and BROOKSTREET SECURITIES CORPORATION ("Holder").

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, the Company proposes to issue to Holder this Warrant entitling Holder to purchase 422,021 shares of Common Stock, $.001 par value, of the Company (the "Exercise Shares," "Shares," or the "Common Stock"); and

          WHEREAS, this Warrant is being issued by the Company to Holder as part of consideration payable to Holder in connection with a financial consulting and investment banking agreement of even date herewith.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                               A G R E E M E N T
                               - - - - - - - - -

     15.  Right to Exercise Warrants. This Warrant may be exercised only from
          --------------------------
the first anniversary of the date hereof until the fifth anniversary of the date hereof (the "Expiration Date"). If this Warrant is not exercised on or before the Expiration Date, it shall expire immediately following the Expiration Date.

          This Warrant shall entitle Holder to purchase from the Company 422,021 shares of Common Stock at an exercise price of $4.00 per share, subject to adjustment as set forth below ("Exercise Price").

          The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant. In the event that a fraction of an Exercise Share would, except for the provisions of this Section 1, be issuable upon the exercise of this Warrant, the Company shall pay to Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the current market value of the Exercise Share. For purposes of this Warrant, the current market value shall be determined as follows:

          (1) if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which this Warrant is exercised, or, if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose.

          (2) if the Exercise Shares are listed or traded on a national securities exchange or in the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so
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                   SUNSTAR HEALTHCARE, INC. AND SUBSIDIARIES


listed or traded or in the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this Clause (b) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or

          (3) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

     16.  Registration of Exercise. Notwithstanding the foregoing, this Warrant
          ------------------------
shall not be exercisable unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock to be received upon the exercise of the Warrant shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. At the request of the Company, the Holder shall execute and deliver to the Company its representation and warranty, in form and substance satisfactory to the Company, that the shares of Common Stock to be issued upon the exercise of this Warrant are being acquired by the Holder for its own account, for investment only and not with a view to the resale or distribution thereof. In addition, the Company may require the Holder to represent and warrant to the Company in writing that any subsequent resale or distribution of shares of Common Stock by it will be made only pursuant to (i) a registration statement under the Securities Act which is effective and current with respect to the Exercise Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Holder shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

     17.  Rights of Holder. The Holder shall not, by virtue of anything
          ----------------
contained in this Warrant or otherwise, prior to exercise of this Warrant, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company of any other matter.

     18.  Investment Intent. Holder represents and warrants to the Company that
          -----------------
the Holder is acquiring this Warrant for investment and with no present intention of distributing or reselling the Warrant or any of the Exercise Shares for which this Warrant may be exercisable.

     19.  Certificates to Bear Language. The Exercise Shares for which this
          -----------------------------
Warrant may be exercisable and the certificate or certificates therefor shall bear the following legend by which each holder shall be bound:

          "THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

     20.  Piggyback Registration.
          ----------------------

          (a)  (i)   Subject to Section 6(d), if the Company at any time
proposes to register any of its securities under the Securities Act by registration on Forms SB-2, S-1, S-2, S-3 (but not Forms S-4 or S-8) or any

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                   SUNSTAR HEALTHCARE, INC. AND SUBSIDIARIES


successor or similar form(s) (except registrations of securities in connection with (a) an employee benefit plan, including any stock option plan, or dividend reinvestment plan or a merger, consolidation or other business combination, or
(b) debt securities), whether or not for sale for its own account, it shall, each such time, give written notice to the Holder of its intention to do so and of the Holder's rights under this Section 6 at least 10 days prior to the filing of a registration statement with respect to such registration with the United States Securities and Exchange Commission (the "Commission"). Upon the written request of the Holder made within 5 days after the receipt of that notice, which request shall specify the Exercise Shares purchased through exercise of this Warrant intended to be registered and disposed of by the Holder, the Company shall, subject to the provisions hereof, use its best efforts to effect the registration under the Securities Act of all such Exercise Shares that the Company has been so requested to register by the Holder.

               (ii) If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and upon giving that notice (a) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Exercise Shares in connection therewith), without prejudice; and
(b) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Exercise Shares for the same period as the delay in registering such other securities.

               (iii) The Company shall pay all Registration Expenses (as defined below) in connection with registration of Exercise Shares requested pursuant to this Section 6.

          (1) Exercise Shares shall cease to be registrable hereunder when (i) a registration statement with respect to its public sale shall have become effective under the Securities Act, (ii) it has been disposed of as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act, (iii) it may be disposed of as permitted by, and in compliance with, subsection (k) of such Rule 144 (or successor provision) or
(iv) they shall have ceased to be outstanding.

          (2) As used in this agreement, "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the provisions of the Section 6 including, without limitation, all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Exercise Shares), all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided,
                                                                   --------
however, that Registration Expenses shall exclude, and the Holder shall pay,
-------
underwriters fees and underwriting discounts and commissions and transfer taxes in respect of the Exercise Shares being registered as well as any fees and expenses of counsel or other advisors to the Holder relating to the Exercise Shares.

          (3) Anything in Section 6(a) to the contrary notwithstanding, if the managing underwriter or underwriters of any underwritten offering shall inform the Company in writing of its belief that the number or type of securities requested to be included in such registration would materially and adversely affect such offering, then the Company shall include the Exercise Shares in such registration only to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering, only after all securities proposed by the Company to be sold for its own account or by or for the account of any other present or future securityholders of the Company shall have been so included.

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                   SUNSTAR HEALTHCARE, INC. AND SUBSIDIARIES


          (4) If the Company at any time shall register Exercise Shares under the Securities Act as contemplated hereunder, then the Holder shall not sell pursuant to an effective registration statement, publicly make any short sale of, publicly grant any option for the purchase of, or otherwise publicly dispose of any shares of Common Stock (other than those Exercise Shares included in such registration pursuant to this Section 6) without the prior written consent of the managing underwriter for a period required by the underwriters and designated by the Company, which period shall not begin more than thirty (30) days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than one hundred eighty (180) days after the effective date of such registration statement in the case of the Company's initial public offering, or ninety (90) days after the effective date of such registration statement in the case of any such other offering. The Company may legend and impose stop transfer instructions on any certificate evidencing Exercise Shares relating to the restrictions provided in this Section 6(e).

     21.  Adjustment of Number of Exercise Shares and Class of Capital Stock
          ------------------------------------------------------------------
Purchasable. The Number of Exercise Shares purchasable under this Warrant
-----------
Agreement are subject to adjustment from time to time as set forth in this
Section 7.

          (1)  Adjustment for Change in Capital Stock. If the Company:
               --------------------------------------

               (1) pays a dividend or makes a distribution on its Common Stock, in each case, in shares of its Common Stock;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

               (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (5) issues by reclassification of its shares of Common Stock any shares of its capital stock;

then the number and classes of shares purchasable upon exercise of this Warrant in effect immediately prior to such action shall be adjusted so that the holder of this Warrant thereafter exercised may receive the number and classes of shares of capital stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action.

          For a dividend or distribution the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

          If after an adjustment the holder of this Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock. After such allocation, that portion of the Exercise Price applicable to each share of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Agreement. Notwithstanding the allocation of the Exercise Price between or among shares of capital stock as provided by this Section 7(a), this Warrant may only be exercised in full by payment of the entire Exercise Price currently in effect.

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                   SUNSTAR HEALTHCARE, INC. AND SUBSIDIARIES


          (2)  Consolidation, Merger or Sale of the Company. If the Company is
               --------------------------------------------
a party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company's obligations under this Warrant. Upon consummation of such transaction this Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of this Warrant would have owned immediately after the consolidation, merger or transfer if the holder had exercised this Warrant immediately before the effective date of such transaction.

     22.  Successors. All the covenants and provisions of this Warrant by or
          ----------
for the benefit of the Company or Holder shall bind and inure to the benefit of their respective successor and assigns hereunder.

     23.  Counterparts. This Warrant may be executed in any number of
          ------------
counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute by one and the same instrument.

     24.  Notices.  All notices or other communications under this Warrant
          -------
shall be in writing and shall be deemed to have been given if delivered by hand or mailed by certified mail, postage prepaid, return receipt requested, addressed as follows: if to the Company: SunStar Healthcare, Inc., 300 International Parkway, Suite 230, Heathrow, Florida, 32746, Attention:
President, and to the Holder: Brookstreet Securities Corporation, 2361 Campus Drive, Suite 210, Irvine, California 02612.

          Either the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 10.

     25.  Supplements and Amendments. The Company may from time to time
          --------------------------
supplement or amend this Warrant without the approval of the Holder in order to cure any ambiguity or to be correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interest of the Holder.

     26.  Severability. If for any reason any provision, paragraph or term of
          ------------
this Warrant Agreement is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

     27.  Governing Law and Venue. This Warrant shall be deemed to be a contract
          -----------------------
made under the laws of the State of New York and for all purposes shall be governed and construed in accordance with the laws of said State. Any proceeding arising under this Warrant shall be instituted in the State of New York.

     28.  Headings. Sections and subsection headings, used herein are included
          --------
herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this to be duly executed, as of the date and year first above written.


SUNSTAR HEALTHCARE, INC.                   BROOKSTREET SECURITIES CORPORATION

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                   SUNSTAR HEALTHCARE, INC. AND SUBSIDIARIES



_____________________________               _________________________________
By:  Warren D. Stowell                      By:
Its: President

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                   SUNSTAR HEALTHCARE, INC. AND SUBSIDIARIES

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